UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report - February 5, 2004

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.      Exhibit
                   -----------      -------
                         99         Press Release  dated February 5, 2004 of DNB
                                    Financial Corporation (furnished pursuant to
                                    Items 9 and 12 hereof).

Item 8.  Change in Fiscal Year

         Not Applicable

Item 9.  Regulation FD Disclosure.

         See Item 12.

Item 10. Amendments to the Registrant's Code of Ethics,or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee
         Benefit Plans

         Not Applicable

Item 12. Results of Operations and Financial Condition

         On February 5, 2004, DNB Financial Corporation issued a press release concerning its Fourth Quarter and Year End Earnings. This press release, together with the summary financial information attached thereto, is furnished with this report, pursuant to Items 9 and 12, as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. DNB Financial Corporation (Registrant)


                                                     DNB FINANCIAL CORPORATION
                                                     ---------------------------
                                                        (Registrant)


                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer
Date    February 5, 2004
        -----------------

EXHIBIT INDEX

Exhibit No.            Description
-----------            ------------
Exhibit 99             Press Release dated February 5, 2004 of DNB Financial
                       Corporation,  together   with  the  summary financial
                       information attached thereto (furnished pursuant to Items 9 and 12 hereof).